SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Amarillo Biosciences, Inc.
(Name of Registrant as Specified in Its Charter)

---------------------------------------------
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Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Amarillo Biosciences, Inc., held this year on Friday, June 1, 2007 in Amarillo, Texas. The meeting starts at 7:00 p.m., local time, at the Ambassador Hotel, Ballroom, 3100 I-40 West.

The business we will discuss at the Annual Meeting is described in the enclosed Proxy Statement and formal Notice of Meeting. Also enclosed is the Company’s 2006 Form 10-KSB.

I’m looking forward to telling everyone at the meeting about our plans for 2007. I appreciate your investment in the Company. We’re working hard to keep your trust.

To assure that your shares are represented at this meeting, please vote, date, sign, and return the enclosed proxy in the accompanying reply envelope even if you own only a few shares. If you attend the meeting and want to change your proxy vote, you can do so by voting in person at the meeting. The prompt return of your proxy will reduce expenses.

Sincerely,

Joseph M. Cummins, DVM, PhD
Chairman of the Board,
President and Chief Executive Officer      April 16, 2007

AMARILLO BIOSCIENCES, INC.
4134 BUSINESS PARK DRIVE
AMARILLO, TEXAS 79110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 1, 2007

To The Stockholders:

The Annual Meeting of Stockholders of Amarillo Biosciences, Inc. (the "Company") will be held on the 1st day of June, 2007 at 7:00 p.m., local time, at the Ambassador Hotel Ballroom, 3100 I-40 West, Amarillo, Texas, 79102, for the following purposes:

1.	To elect six Directors to serve until the next Annual Meeting and until their respective successors are elected and qualify.

2.
To consider and vote upon an amendment to the Company’s Articles of Incorporation to increase by 50,000,000 (to an aggregate of 100,000,000) the number of shares of the Company’s voting common stock, par value $0.01, authorized for issuance.

3.	To act upon such other business as may properly come before the meeting.

4.	To adjourn the meeting, if necessary, for the purpose of soliciting additional votes.

Only stockholders of record as of the close of business on April 5, 2007 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder during ordinary business hours, for a period of ten (10) days prior to the meeting, at the principal executive offices of the Company, 4134 Business Park Drive, Amarillo, Texas 79110.

By Order of the Board of Directors

Edward L. Morris
Secretary

Amarillo, Texas
April 16, 2007

If you do not expect to be present at the meeting, please fill in, date and sign the enclosed Proxy and return it promptly in the enclosed return envelope.

AMARILLO BIOSCIENCES, INC.
4134 BUSINESS PARK DRIVE
AMARILLO, TEXAS 79109

PROXY STATEMENT

The accompanying Proxy is solicited by and on behalf of the Board of Directors of Amarillo Biosciences, Inc. a Texas corporation (the “Company”), for use only at the Annual Meeting of Stockholders to be held at The Ambassador Hotel, Ballroom, 3100 I-40 West, Amarillo, Texas 79102, (806) 358-6161, on the 1st day of June, 2007, at 7:00 P.M., local time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was April 16, 2007.

Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspector of Election, at the Annual Meeting, or by the execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation.

The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the nominees for election as directors named herein, and for proposal two, regarding amendment of the Company’s Articles of Incorporation. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting. Election of directors will be determined by a plurality of the votes of the shares of common stock, par value $.01 per share (the “Common Stock”), present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, in the case of shares that are present or represented at the Meeting for quorum purposes, not voting such shares for a particular director, including by withholding authority on the Proxy, will not operate to prevent the election of such director if he otherwise receives a plurality of the votes. Proposal number two, approval of Amendment to the Company’s Articles of Incorporation requires the affirmative vote of two-thirds (2/3) of all of the issued and outstanding shares of common stock of the Company, regardless of how many shares are actually represented at the Annual Meeting in person or by proxy; accordingly, in the case of stockholders that are present or represented at the meeting for quorum purposes, not voting such shares for proposal number two, including by withholding authority on the proxy, may operate to prevent the passage of such proposal.

VOTING SECURITIES

The Board of Directors has fixed the close of business on April 5, 2007 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on April 5, 2007 consisted of 25,476,767 shares of Common Stock, each entitled to one vote. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock representing a majority of the number of votes entitled to be cast.

PRINCIPAL STOCKHOLDERS

The following table sets forth the number of shares of Common Stock beneficially owned as of April 5, 2007, by each person, other than officers and directors, who is known by the Company to own beneficially more than 5% of the Company’s outstanding Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
Hayashibara Biochemical Laboratories, Inc. 2-3 Shimoishii 1 - chome Okayama 700, Japan	3,118,655	12.24%

Shares of the Company held by Hayashibara Biochemical Laboratories, Inc. may be voted by its President, Yasushi Hayashibara. Dispositive power over such shares resides with the Board of Directors of Hayashibara Biochemicals, Inc., as it may be constituted from time to time.

SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of the Company’s stock as of December 31, 2006 by each executive officer and director and by all executive officers and directors as a group:

Name and Address of Owner	Amount and Nature of Beneficial Ownership	Percent of Class Owned[7]
Joseph M. Cummins 7308 Ashland Amarillo, TX 79119	2,256,032[1]	6.8%
Gary W. Coy 907 Cat Hollow Club Drive Spicewood, TX 78669	300,741	0.9%
Martin J. Cummins 6615 Sandie Amarillo, TX 79109	873,148[2]	2.6%
Dennis Moore 402 Fish Hatchery Hamilton, MT 59840	920,741[3]	2.8%
Thomas D’Alonzo 908 Vance Street Raleigh, NC 27608	41,139[4]	0.1%
Stephen Chen Floor 7-1, No. 18 Xin Yi Road, Sec. 5 Taipei, Taiwan	827,625[5]	2.5%
James Page 103 Clubhouse Lane, #182 Naples, FL 34105	864,125[6]	2.6%
Thomas Ulie P.O. Box 814 Mercer Island, WA 98040	671,300	2.0%
Total Group (all directors and executive officers - 8 persons)	6,754,851	20.3%

[1] 1,788,486 of these shares are exercisable options	[5] 794,125 of these shares are exercisable options
[2] 799,000 of these shares are exercisable options	[6] 864,125 of these shares are exercisable options
[3] 814,125 of these shares are exercisable option	[7] Calculated based on 33,356,004 total shares outstanding and reserved for issuance
[4] 31,139 of these shares are exercisable options

PROPOSAL ONE

ELECTION OF DIRECTORS

Six directors will be elected at the meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. The By-Laws of the Company permit the Board of Directors to fix the number of directors at no less than one nor more than thirty persons and the Board of Directors has fixed the number of directors at six persons. The Proxies solicited by this proxy statement may not be voted for a greater number of persons than the number of nominees named. It is intended that these Proxies will be voted for the following nominees, but the holders of these Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, the principal occupation of each, the year in which the nominee was first elected a director of the Company and certain other information concerning each of the nominees. Abstentions or broker non-votes on this proposal will not affect the determination of a quorum, but could cause one or more directors to not be elected, as each nominee requires the affirmative vote of a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the meeting, in order to be elected.

The Board of Directors unanimously recommends that the stockholders vote FOR this proposal.

The name of, and certain information with respect to, all directors, executive officers and all persons nominated or chosen to become a director are as follows (all of the following have been nominated to serve as directors):

Name and Age	Director Since	Principal Occupation for the Past Five Years
Joseph Cummins, DVM, PhD (1), 64	1984
Chairman of the Board of the Company since June 1984. Has served as President of the Company since December 1994 and as Chief Financial Officer since October 1997. Received a PhD degree in microbiology from the University of Missouri in 1978 and a doctor of veterinary medicine degree from Ohio State University in 1966.

Stephen Chen, PhD (2)(3)(4), 57	1996
President and Chief Executive Officer of STC International, Inc., a health care investment firm, since May 1992. From August 1989 to May 1992, Director of Pharmaceutical Research and Development for the Ciba Consumer Pharmaceuticals Division of Ciba-Geigy.

Dennis Moore, DVM (1)(4), 60	1986	Doctor of veterinary medicine since 1972 and was in private practice from 1972 to 1995. Management of personal investments since 1995.

Name and Age	Director Since	Principal Occupation for the Past Five Years
James Page, MD (2)(3), 79	1996
Prior to retiring in 1991 as a Vice President with Adria Laboratories, Inc., held various upper management level positions with Carter Wallace, Inc., Merck Sharpe & Dohme Research Laboratories and Wyeth Laboratories.

Thomas D’Alonzo (1)(2)(4), 63	1998 - 2002, 2006
A former ABI director, Mr. D’Alonzo is a seasoned executive with experience in all major facets of pharmaceutical operations: Sales and marketing, manufacturing, quality assurance, finance and licensing and strategic planning. He is experienced in research-intensive biotech start-up and attendant fundraising activities. Mr. D’Alonzo has served on the Board of Directors for Salix Pharmaceuticals, Inc. since 2000, Bio-Informatics Group, Inc. since 2002, and Dara BioSciences, Inc. since 2005. Mr. D’Alonzo has been retired since 1999, except for the Board positions shown above.

Thomas Ulie (1)(3), 58	2006
Chief Executive Officer of First Island Capital, Inc. since 1994, Mr. Ulie is experienced in the investment business, including investment banking, research, corporate management, and money management, and is a Chartered Financial Analyst and a Supervisory Analyst (with the NYSE). Currently on the Board of Directors of Gray*Star, Inc., and Cardiomedics, Inc.

(1)	Member of the Executive Committee.
(2)	Member of the Compensation and Stock Option Committee.
(3)	Member of the Audit Committee.
(4)	Member of the Search Committee.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO
THE COMPANY’S ARTICLES OF INCORPORATION

At the Annual Meeting, the Company’s shareholders will be asked to consider and vote upon an amendment to the Company’s Articles of Incorporation (the “Articles”). The amendment was approved by the Company’s Board of Directors on March 30, 2007, subject to shareholder approval.

The purpose of the amendment is to increase the number of shares of the Company’s $0.01 par value voting common stock by 50,000,000 shares, resulting in an aggregate of 100,000,000 authorized common shares.

Increase in Authorized Shares of Common Stock. The Articles currently authorize the issuance of fifty million (50,000,000) shares of capital stock, $0.01 par value. The proposal before the shareholders is to amend the Articles to increase the number of common shares authorized from 50,000,000 to 100,000,000 (an increase of 50,000,000 shares). The reason for the proposed amendment is that the Board anticipates a need in the future for additional authorized shares to assist the Company in the raising of additional capital. No specific purchasers or investors have been identified, and no terms have been negotiated. The current total authorized shares available for future issuance (net of unissued shares which are reserved for issuance) is 15,645,996 shares, and the Board believes this number to be inadequate to satisfy the Company’s long-term requirements.

Article Four of the Articles of Incorporation of the Company will be amended as follows, if proposal two is approved: In the first paragraph under Article Four, “fifty million (50,000,000) shares of capital stock, one cent ($0.01) par value,” shall be amended to read “one hundred million (100,000,000) shares of capital stock, one cent ($0.01) par value.”

In addition to its authorized common stock, the Company is currently authorized to issue up to ten million (10,000,000) shares of preferred stock, $0.01 par value. The Board of Directors of the Company has authority to establish series of the unissued preferred stock of the Company by fixing and determining designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established. To date, the Company has not issued any shares of preferred stock, and no such issuance is currently pending or contemplated.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION.

PROPOSAL THREE

AUTHORIZATION TO VOTE PROXIES ON OTHER BUSINESS TO PROPERLY COME BEFORE THE MEETING.

The Company’s stockholders are being asked to approve the voting of their Proxies upon other business to properly come before the Annual Meeting. This would include the transaction of business properly before any adjournment of the meeting, subject, however, to approval of proposal 4 (see below).

Management is not aware of any other business that will be brought before the meeting; however, Article I, Section 1 of the Bylaws of the Company provides that, “Any business may be transacted at an annual meeting, except as otherwise provided by law or by these Bylaws.” Accordingly, it is possible that one or more stockholders may bring one or more matters before the meeting, and management wishes to be able to vote duly executed Proxies on any such matters brought before the meeting. Abstentions or broker non-votes on this proposal will not affect the determination of a quorum, but could cause this proposal to fail, as in order to pass, this proposal requires the affirmative vote of a majority of the shares represented at the meeting (in person or by proxy).

The Board of Directors unanimously recommends that the stockholders vote FOR this proposal.

PROPOSAL FOUR

ADJOURNMENT OF MEETING TO SOLICIT ADDITIONAL VOTES

The stockholders are being asked to approve the voting of their Proxies for the purpose of adjourning the meeting to solicit additional votes. It is not certain that the meeting will have to be adjourned, but management does anticipate the possibility that sufficient Proxies may not be received prior to the meeting date to constitute a quorum, or to approve proposal 2, and in that event, management would like the authority for the Board of Directors to vote the Proxies to adjourn the meeting from time to time as may be necessary to solicit additional votes, so that the annual meeting may be properly held, and so that all proxies submitted may be counted on all matters properly before the meeting. Abstentions or broker non-votes on this proposal will not affect the determination of a quorum, but could cause this proposal to fail, as in order to pass, this proposal requires the affirmative vote of a majority of the shares represented at the meeting (in person or by proxy).

The Board of Directors unanimously recommends that the stockholders vote FOR this proposal.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires directors and officers of the Company and persons who own more than 10 percent of the Company’s Common Stock to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2006, all filings applicable to its directors, officers and more than 10 percent beneficial owners were timely filed.

Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company’s business by various reports and documents sent to them as well as by operating and financial reports made at Board and Committee meetings. Seven (7) meetings of the Board of Directors were held during 2006. No incumbent director attended fewer than 75% of the meetings of the Board of Directors or meetings of Committees of the Board on which they served.

Three (3) times during 2006, the Board of Directors conducted business by unanimous written consent, in lieu of holding a meeting.

Audit, Nominating, and Compensation Committees

The Company has standing Audit, Nominating, and Compensation Committees of the Board of Directors established in accordance with 15 U.S.C. § 78c(a)(58)(A).

Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements included in the Company’s Form 10-KSB for the year ended December 31, 2006, a copy of which is included in the Proxy solicitation materials sent to each stockholder. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS 61 (codification of statements on auditing standards, AU Section 380), as heretofore modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as heretofore modified or supplemented, and has discussed with the independent accountants, the independent accountants’ independence. Based upon the aforesaid review and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Stephen Chen      James Page     Thomas Ulie

The Board of Directors has not adopted a written charter for the Audit Committee.

The Audit Committee consists of Stephen Chen, James Page, and Thomas Ulie. All members of the Audit Committee are “independent” according to the definition of “independent director” set forth in NASD Rule 4200. The function of the Audit Committee is to serve as an advisory committee to the Board of Directors of the Company; to review financial statements and other reports prepared by the Company and any reports or other communications rendered by the Company’s independent certified public accounts and to coordinate with the accountants any matters raised from time to time by the accountants; to meet with the representative of the Company’s independent certified public accountants at least annually; and to take under advisement any matters referred by the accountants. The Audit Committee met once during 2006.

Nominating Committee

The Board of Directors created a Nominating Committee on March 30, 2007. The Nominating Committee does not have a charter. Current members of the Nominating Committee are Joseph M. Cummins, Stephen Chen, and Dennis Moore. The function of the Nominating Committee is to nominate a slate of directors to stand for election as Directors of the Company at the Company’s annual shareholders meeting. The nominees set forth in these Proxy Materials for election as directors were proposed by the Nominating Committee, and nominated by the Board of Directors of the Company. The Committee will consider nominees recommended by security holders for election to the Board of Directors in 2007, and subsequent years. Security holders shall follow the following procedures in submitting recommendations for nominees to the Board of Directors: the proposed nominee’s name, address, telephone number, employer, present occupation and general business or scientific qualifications shall be mailed or faxed to the Company, in written form. The Nominating Committee will review such submissions, and if they determine that the Company would benefit by having such person on its Board of Directors, the Nominating Committee will send to the nominee a more detailed Questionnaire, which will solicit from said nominee relevant data required by rules and regulations of the Securities and Exchange Commission, and other data or information which they deem to be material. Upon receipt of the completed Questionnaire, the Nominating Committee will determine whether to include such persons among the nominees recommended by the Nominating Committee for election as a director at the ensuing annual shareholders meeting.

The Nominating Committee believes that for a nominee to be recommended by the Nominating Committee for election as a Director, the nominee should meet the following minimum qualifications, and should possess the following specific qualities or skills: each nominee should be of good reputation, and should have substantial experience either in the biotech or a biotech-related industry, or in corporate finance and accounting, including without limitation, capital formation. The Nominating Committee identifies and evaluates nominees based upon recommendations from the Company’s officers, directors and stockholders, and such process includes review of biographical data, solicitation of references and recommendations, and personal interviews. A nominee for director is evaluated in the same manner, regardless of whether he has been recommended by a security holder, by management, or by an existing director.

Joseph Cummins is the Chief Executive Officer of the Company and not an “independent” member of the Nominating Committee under NASD Rule 4200(a)(15). Dennis Moore and Stephen Chen are independent members of the Nominating Committee under Rule 4200(a)(15).

Compensation and Stock Option Committee

The Compensation and Stock Option Committee consists of Stephen Chen, James Page, and Thomas D’Alonzo. The function of the Compensation and Stock Option Committee is to serve as an advisory committee to the Board of Directors of the Company regarding all matters of director, officer and employee compensation, and to report to the Board of Directors from time to time as they might deem necessary, with any recommendations for changes in level of compensation or fringe benefits for officers, directors or employees. The Committee also advises the Board of Directors as to stock based compensation and payment related matters. The Committee is the survivor following a merger of the Compensation Committee and the Stock Plans Administration Committee. The Compensation and Stock Option Committee did not meet in 2006.

The Company has a process for Security Holders to send communications to the Board of Directors. Specifically, all Security Holder communications to the Board are sent directly to each board member. Any communication addressed to a specific board member is sent directly to that board member, and any communication directed to “the Board,” “the Board of Directors,” or “Directors” in general, is sent to each director then serving.

The Company strongly encourages, but does not require, the attendance of each director at each Annual Meeting. All four incumbent directors and both director-nominees attended the Company’s 2006 Annual Meeting, and all four then incumbent directors participated in the 2006 Annual Meeting of Directors, which took place on the day preceding the 2006 Annual Meeting of stockholders. Management has made an effort to clear this year’s Annual Meeting date with all of the directors, and each director and director nominee is expected to attend.

DIRECTORS’ FEES AND COMPENSATION DURING 2006

	Cash Compensation		Stock Options
Name	Meeting Fees (1)	Consulting Fees (2)	Number of Securities Underlying Options
Stephen Chen, PhD	$ 2,000	$ --	--
Thomas D’Alonzo	$ 2,000	--	--
Dennis Moore, DVM	$ 2,000	--	--
James Page, MD	$ 2,000	--	--
Thomas Ulie	$ 2,000	--	--
(1)	Directors receive $1,000 compensation for attendance at directors’ meetings.
(2)	Directors may receive up to $1,200 per day, prorated for partial days, for employment on special projects or assignments.

EXECUTIVE COMPENSATION

The following table presents the compensation paid by the Company to the named executive officers for 2004 through 2006.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Compensation	Securities Underlying Options
Dr. Joseph M. Cummins, Chairman of the Board, President and Chief Executive Officer	2006	$ 181,416	$ -	$216,000	400,000
	2005	$ 177,000	$ -		600,000
	2004	$ 74,716	$ -		650,000
Mr. Martin J. Cummins, Vice President of Clinical and Regulatory Affairs	2006	$ 97,866	$ -		400,000
	2005	$ 84,878	$ -		500,000
	2004	$ 33,299	$ -		150,000
Dr. Gary W. Coy, Vice President and Chief Financial Officer	2006	$ 88,542	$ -		400,000

Option Grants in 2006

The following table sets forth certain information relating to options granted in 2006 to the executive officers named above, to purchase shares of common stock of the Company.

Name	Number of Shares of Common Stock Underlying Options Granted (#)	% of Total Options Granted to Employees in 2006	Exercise or Base Price ($/Sh)	Expiration Date
Joseph M. Cummins	100,000	8.3%	$0.85 (1)	09/09/2012
	100,000	8.3%	$0.85 (1)	09/09/2013
	100,000	8.3%	$0.85 (1)	09/09/2014
	100,000	8.3%	$0.85 (1)	09/09/2015
Martin J. Cummins	100,000	8.3%	$0.85 (1)	09/09/2012
	100,000	8.3%	$0.85 (1)	09/09/2013
	100,000	8.3%	$0.85 (1)	09/09/2014
	100,000	8.3%	$0.85 (1)	09/09/2015
Gary W. Coy	100,000	8.3%	$0.75	03/31/2012
	100,000	8.3%	$0.75	03/31/2013
	100,000	8.3%	$0.75	03/31/2014
	100,000	8.3%	$0.75	03/31/2015

(1)	The fair market value of the common stock on the date of the grant.

Aggregated Option Exercises at December 31, 2006
And Year-End Option Values

The following table sets forth information for the executive officers named above, regarding the exercise of options during 2006 and unexercised options held at the end of 2006.

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Shares of Common Stock Underlying Unexercised Options at December 31, 2006		Value of Unexercised In-The-Money Options at December 31, 2006 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph M. Cummins	--	--	1,788,486	400,000	$1,162,516	None
Martin J. Cummins	--	--	799,000	400,000	$519,350	None
Gary W. Coy	--	--	None	400,000	None	None
(1)	Calculated based on the closing price of the common stock ($0.65) as reported by OTC BB on December 29, 2006.

CERTAIN TRANSACTIONS

Hayashibara Biochemical Laboratories, Inc. (“HBL”)

The Company has relied significantly on HBL, the largest shareholder of the Company, for a substantial portion of both its capital and product supply requirements, and currently is party to six (6) material agreements with HBL:

1. Joint Development and Manufacturing / Supply Agreement dated March 13, 1992. This agreement has been amended on January 7, 1996, May 10, 1996, and September 7, 2001, and will expire March 12, 2008, at which time it will automatically renew for an additional three (3) years unless the parties agree otherwise. This agreement provides the Company with a source of natural human interferon alfa for use in the Company’s interferon alfa-containing products. Additional information on the development agreement is set forth in footnote 4 to the consolidated financial statements accompanying the 10-KSB. Neither party has paid the other any amounts under this Agreement during the past two (2) years

2. Japan Animal Health License Agreement dated January 20, 1993. The original term of this agreement expired January 19, 2000, but has been automatically renewed for successive three (3) year terms since that date, and will currently expire January 19, 2009, subject to prior written agreement of the parties. The agreement licenses to HBL certain company technical information and patents, in connection with the oral use of HBL interferon in animals in Japan. Under this agreement, HBL pays the Company a royalty of 8% on sales of HBL interferon for oral use in animals in Japan. The amount received by the Company from such royalties since January 1, 2004, is $42,134, all of which was received in 2005.

3. Manufacturing / Supply Agreement dated June 1, 1994, subsequently amended May 10, 1996. This manufacturing and supply agreement provides for the supply of interferon by HBL to the Company for non-oral administration in all species. The current expiration date of this agreement is May 31, 2009, after which time the agreement will automatically renew for successive five (5) year periods, subject to the agreement of the parties. The Company is not currently either acquiring from HBL nor reselling to any other party, interferon for non-oral administration in any species.

4. Distribution Agreement dated September 17, 1997 (TNF-a). This agreement provides for the acquisition of the Company of tumor necrosis factor alpha (TNF-a) from HBL, and the resale by the Company of TNF-a containing products, subject to payment of certain transfer fees, license fees, and manufacturing and supply fees to HBL. The agreement will expire September 16, 2007, whereupon it will automatically renew for successive three (3) year terms unless one of the parties gives written notice of termination to the other prior to commencement of the renewal term. The Company is not currently purchasing TNF-a from HBL, nor has it done so during the past two (2) years.

5. Distribution Agreement dated September 17, 1997 (INF-g). This agreement was amended April 4, 2000, and provides for the acquisition by the Company of interferon gamma (INF-g) from HBL, and the resale by the Company of INF-g containing products, subject to payment of certain transfer fees, license fees, and manufacturing and supply fees to HBL. The agreement will expire September 16, 2010, whereupon it will automatically renew for successive three (3) year terms unless one of the parties gives written notice of termination to the other prior to commencement of the renewal term. The Company is not currently purchasing INF-g from HBL, nor has it done so during the past two (2) years.

6. Distribution Agreement dated October 26, 2006 (ACM). This agreement provides for the acquisition of the Company of anhydrous crystalline maltose (ACM) from HBL, and the resale by the Company of ACM containing products, subject to payment of certain transfer fees, license fees, and manufacturing and supply fees to HBL. The agreement expires October 26, 2011. Thereafter, the agreement automatically renews for successive one (1) year terms, unless one of the parties gives written notice of termination to the other party within thirty (30) days prior to the commencement of the renewal term. The Company is not currently purchasing ACM from HBL, nor has it done so during the past two (2) years.

Loans from HBL.

HBL loaned $1 million to the Company on November 30, 1999 and an additional $1 million on February 29, 2000, both loans bearing interest at 4.5% per annum. The November 30, 1999 loan has been extended until December 2007 and the February 29, 2000 loan has been extended to February 29, 2008. The aggregate balance on both notes at December 31, 2006, including principal and accrued interest, was $2,600,701.06. The Company considers those loans, and the related extensions therein discussed, to be of considerable benefit to the Company, and to be on terms more favorable than could be obtained from an independent institutional lender, or from a non-related third party.

SandersBaker, P.C.

During 2006, the Company used the law firm of SandersBaker, P.C. Mr. Edward Morris, Secretary of the Company, is a shareholder of that firm. The Company was invoiced $61,707 by said firm in 2006.

INDEPENDENT PUBLIC ACCOUNTANTS

LBB & Associates Ltd., LLP, of Houston, Texas, serve as the Company’s independent public accountants. The accountants are given the opportunity each year (including 2007) to have one or more representatives attend the Company’s Annual Meeting, and to make a statement if they desire to do so. The Company has not been notified that said accounting firm intends to have one or more representatives present at the 2007 Annual Meeting, and accordingly, it is not anticipated that such representatives will be available to respond to questions.

Through 2003, Carlos Lopez, the Company’s principal independent accountant, was employed by Malone & Bailey, PLLC, who prepared the Company’s audited financials for the year ending December 31, 2003. During 2004, Mr. Lopez shifted his employment to Lopez, Blevins, Bork & Associates, LLP, and in order to retain the services of Mr. Lopez, the Company changed its public accounting firm to said firm. Accordingly, during the Company’s two (2) most recent fiscal years, no former accountant has resigned, declined to stand for reelection, or been dismissed.

The following summarizes the fees incurred by the Company during 2005 and 2006 for accountant and related services.

Audit Fees

	2006	2005
LBB & Associates Ltd., LLP (formerly Lopez, Blevins, Bork & Assoc. LLP)	$28,050	$ 17,875

Audit-Related Fees

	2006	2005
Johnson & Sheldon	$2,130	$465

Tax Fees

	2006	2005
Johnson & Sheldon	$3,065	$2,750

All Other Fees

None.

STOCKHOLDER PROPOSALS
SUBMITTED PURSUANT TO Rule 14a-8

Stockholders may present proposals for inclusion in the Company’s proxy statement for the 2008 annual meeting of stockholders provided they are received by the Company no later than February 10, 2008, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

STOCKHOLDER PROPOSALS SUBMITTED OUTSIDE THE PROCESS OF RULE 14a-8

A shareholder proposal for inclusion in the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, which is submitted outside the processes of Rule 14a-8, will be considered untimely if presented after March 15, 2008.
GENERAL

So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

COST OF SOLICITATION

The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to the principals at the expense of the Company.

Edward L. Morris
Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

AMARILLO BIOSCIENCES, INC.

June 1, 2007

Please date, sign and mail
your proxy card in the envelope
provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
1. Election of Directors:	NOMINEES:
O Joseph M. Cummins
|_| FOR ALL NOMINEES	O Stephen Chen
O James Page
|_|WITHHOLD AUTHORITY FOR ALL NOMINEES	O Dennis Moore
O Thomas D’Alonzo
|_|FOR ALL EXCEPT (See instructions below)	O Thomas Ulie

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)
________________________________________________________________________

________________________________________________________________________

To change the address on your account, please check the box at right and |_| indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

2. Approve an amendment to the Company's Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 50,000,000 to 100,000,000.

FOR	AGAINST	ABSTAIN
|_|	|_|	|_|

3. Authorize voting of your proxy upon such other business as may properly come before the meeting.

FOR	AGAINST	ABSTAIN
|_|	|_|	|_|

4. Authorize voting of your proxy for the purpose of adjourning the meeting for the purpose of soliciting additional votes.

FOR	AGAINST	ABSTAIN
|_|	|_|	|_|

This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted "FOR" election of the Directors and "FOR" proposal 2., proposal 3 and proposal 4.

Signature of Stockholder ________________________ Date: ___________________

Signature of Stockholder ________________________ Date: ___________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMMON STOCK                                                                             PROXY

AMARILLO BIOSCIENCES, INC.

Annual Meeting of Stockholders

To Be Held June 1, 2007

This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Amarillo Biosciences, Inc., hereby appoints Joseph M. Cummins, Stephen Chen, James Page, Dennis Moore, Thomas D’Alonzo, and Thomas Ulie, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held in the Ballroom of the Ambassador Hotel, 3100 I-40 West, Amarillo, Texas on June 1, 2007 at 7:00 P.M. local time and subject to approval of proposal (4), at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted for proposals (1), (2), (3) and (4) and will be voted in the discretion of the proxy holders on other matters to properly come before the meeting.

(Continued and to be signed on the reverse side)